--------------------------------------------------------------------------------





                                  ANNUAL REPORT







       ==================================================================


                                THE KENWOOD FUNDS


       ==================================================================




                        The Kenwood Growth & Income Fund











                                 April 30, 1999





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                               TABLE OF CONTENTS



                                                              Page
         Shareholder Letter ...............................  1

         Performance Summary ..............................  2

         Statement of Assets and Liabilities ..............  3

         Statement of Operations ..........................  4

         Statements of Changes in Net Assets ..............  5

         Financial Highlights .............................  6

         Schedule of Investments .......................... 7-8

         Notes to the Financial Statements ................ 9-10

         Report of Independent Accountants ................  11


                              NOTICE TO INVESTORS



    Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.
      An investment in the Fund involves risk, including possible loss of principal, due to fluctuation in the Fund's net asset value.




--------------------------------------------------------------------------------

May 28, 1999



Dear Fellow Shareholder:

The twelve months ending April 30, 1999, included a strong price recovery beginning in the month of April. The market may be resuming a historical trend where value stocks are performance leaders. Our mid-cap style was once again invigorated by the resurgence of companies selling at reasonable prices, with good fundamentals, strong management and low risk. All are key elements of The Kenwood Growth and Income Fund.

The Kenwood Growth and Income Fund returned 10.00% for the quarter ending April 30, 1999, and the one year return was -4.44%. Cumulative total return for the Fund since inception (May 1, 1996) was 47.17%. Performance data quoted presents past performance, which is not an indication of future performance.

Many of our holdings are emerging from profit difficulties which occurred in 1998 including Asian problems, Latin America currency weakness and the Russian defaults on government bonds. Our companies are striving to improve performance and shareholder value by implementing strategies that include reducing costs, entering new markets, and selling assets. We believe the value based strategy, used by The Kenwood Growth and Income Fund, will win in the long-term because it is constructed with lower inherent risk, and is not dependent upon projecting superior earnings expectations over a long period of time.

During the past fiscal year, the number of shareholders increased by 21% and assets under management continued to grow. The Fund reached $3.7 million by April 30, 1999.

We appreciate the confidence expressed by our shareholders.

Sincerely,

/s/ Barbara L. Bowles



               AmeriPrime Financial Securities, Inc., Distributor

================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================

PERFORMANCE SUMMARY

================================================================================

Total Returns
             Kenwood Growth & Income Fund              S&P MidCap 400 Index
     Apr-96                        10,000                            10,000
     May-96                        10,330                            10,135
     Jun-96                        10,390                             9,983
     Jul-96                         9,600                             9,307
     Aug-96                         9,850                             9,844
     Sep-96                        10,400                            10,273
     Oct-96                        10,290                            10,303
     Nov-96                        10,890                            10,883
     Dec-96                        10,815                            10,895
     Jan-97                        11,220                            11,304
     Feb-97                        11,372                            11,211
     Mar-97                        11,302                            10,733
     Apr-97                        11,352                            11,013
     May-97                        12,335                            11,974
     Jun-97                        12,660                            12,310
     Jul-97                        13,237                            13,529
     Aug-97                        13,308                            13,513
     Sep-97                        13,866                            14,290
     Oct-97                        13,450                            13,668
     Nov-97                        13,613                            13,870
     Dec-97                        14,086                            14,409
     Jan-98                        13,391                            14,135
     Feb-98                        14,672                            15,305
     Mar-98                        15,259                            15,996
     Apr-98                        15,400                            16,288
     May-98                        15,052                            15,555
     Jun-98                        15,357                            15,653
     Jul-98                        14,423                            15,046
     Aug-98                        11,990                            12,246
     Sep-98                        11,990                            13,388
     Oct-98                        12,946                            14,585
     Nov-98                        13,738                            15,313
     Dec-98                        13,856                            17,163
     Jan-99                        13,379                            16,495
     Feb-99                        12,948                            15,631
     Mar-99                        13,111                            16,067
     Apr-99                        14,717                            17,335


                                                       Average Annual      Average Annual         Cumulative
                                     1 Year ended      3 Years ended      Since Inception      Since Inception
Total Return                        April 30, 1999     April 30, 1999       May 1, 1996          May 1, 1996
=====================================================================================================================

The Kenwood Growth & Income Fund        -4.44%             13.75%             13.75%               47.17%
S&P MidCap 400 Stock Index *<F1>         6.43%             20.13%             20.13%               73.35%

=====================================================================================================================

*<F1>The   Standard  &  Poor's   MidCap   400  Index  (S&P   MidCap)  is  a
capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a weighted average market value of $3.8 billion as of April 30, 1999. This chart assumes an initial investment of $10,000 made on May 1, 1996 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999


--------------------------------------------------------------------------------



ASSETS:
      Investments, at value
         (Cost of $3,545,936)                                 $3,751,671
      Income receivable                                            5,367
      Receivable for capital shares sold                             200
      Receivable for securities sold                              50,346
      Prepaid expenses                                             6,129
      Receivable from Adviser                                     22,783
                                                         ----------------
             Total assets                                      3,836,496
                                                         ----------------

LIABILITIES:
      Accrued expenses and other liabilities                      47,479
      Payable for securities purchased                            96,623
                                                         ----------------
             Total liabilities                                   144,102
                                                         ----------------


NET ASSETS                                                    $3,692,394
                                                         ================


NET ASSETS CONSIST OF:
      Capital stock                                           $3,507,064
      Undistributed net investment income                         13,396
      Accumulated net realized loss on investments               (33,801)
      Net unrealized appreciation on investments                 205,735
                                                         ================
             Total Net Assets                                 $3,692,394
                                                         ================

      Shares outstanding
             (unlimited amount of shares authorized)             291,962

      Net Asset Value and Redemption Price Per Share              $12.65
                                                         ================




                      See Notes to the Financial Statements

--------------------------------------------------------------------------------

================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================

STATEMENT OF OPERATIONS
For the Year ended April 30, 1999


--------------------------------------------------------------------------------



INVESTMENT INCOME:
   Dividend income                                                      $54,319
   Interest income                                                       12,684
                                                                  --------------
        Total investment income                                          67,003
                                                                  --------------


EXPENSES:
   Professional fees                                                     25,003
   Shareholder servicing fees                                            24,910
   Investment advisory fees                                              22,704
   Fund accounting fees                                                  22,009
   Administration fees                                                   20,016
   Federal and state registration fees                                   16,608
   Custody fees                                                           9,295
   Distribution fees                                                      7,568
   Trustees' fees and expenses                                            7,515
   Reports to shareholders                                                2,576
   Other                                                                  1,205
                                                                  --------------
     Total expenses before voluntary waiver and reimbursement           159,409
       Less:  Voluntary waiver of expenses and reimbursement
                   from Adviser                                        (129,137)
                                                                  --------------

     Net expenses                                                        30,272
                                                                  --------------

NET INVESTMENT INCOME                                                    36,731
                                                                  --------------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized gain (loss) on investments                               68,811
   Change in unrealized appreciation on investments                    (173,465)
                                                                  --------------
     Net realized and unrealized loss on investments                   (104,654)
                                                                  --------------

NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                        ($67,923)
                                                                  ==============




                      See Notes to the Financial Statements

--------------------------------------------------------------------------------

================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                  --------------  --------------
                                                        Year            Year
                                                       ended           ended
                                                      April 30,       April 30,
                                                        1999            1998
                                                  --------------  --------------

OPERATIONS:
  Net investment income                                 $36,731         $20,397
  Net realized gain on investments                       68,811         221,113
  Change in unrealized appreciation on
    investments                                        (173,465)        355,978
                                                  --------------  --------------
    Net increase (decrease) in net assets from
      operations                                        (67,923)        597,488
                                                  --------------  --------------


DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income                  (29,079)        (18,982)
  Distributions from net realized gains                (183,501)       (155,240)
                                                  --------------  --------------
    Total distributions                                (212,580)       (174,222)
                                                  --------------  --------------


CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                             964,678       1,413,437
  Proceeds from shares issued to shareholders
    in reinvestment of dividends                        211,962         173,632
  Cost of shares redeemed                              (309,490)       (175,190)
                                                  --------------  --------------
    Net increase in net assets resulting
         from capital share transactions                867,150       1,411,879
                                                  --------------  --------------

TOTAL INCREASE IN NET ASSETS                            586,647       1,835,145


NET ASSETS:
   Beginning of year                                  3,105,747       1,270,602
                                                  --------------  --------------

   End of year (including undistributed net
        investment income of $13,396 and
        $5,744, respectively)                        $3,692,394      $3,105,747
                                                  ==============  ==============





                      See Notes to the Financial Statements

--------------------------------------------------------------------------------

================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================

FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                             ----------- ----------- -----------
                                                 Year        Year        Year
                                                ended       ended       ended
                                               April 30,   April 30,   April 30,
                                                 1999        1998        1997
                                             ----------- ----------- -----------
SELECTED PER SHARE DATA1<F2>:
  NET ASSET VALUE, BEGINNING OF YEAR             $14.18      $11.20      $10.00
                                             ----------- ----------- -----------

  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                          0.14        0.09        0.14
    Net realized and unrealized gain (loss)
       on investments                             (0.82)       3.82        1.21
                                             ----------- ----------- -----------
         Total from investment operations         (0.68)       3.91        1.35
                                             ----------- ----------- -----------

  LESS DISTRIBUTIONS:
    Dividends from net investment income          (0.12)      (0.10)      (0.10)
    Distributions from net realized gains         (0.73)      (0.83)      (0.05)
                                             ----------- ----------- -----------
         Total distributions                      (0.85)      (0.93)      (0.15)
                                             ----------- ----------- -----------

  NET ASSET VALUE, END OF YEAR                   $12.65      $14.18      $11.20
                                             =========== =========== ===========


TOTAL RETURN                                     (4.44%)     35.66%      13.52%


SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of year                    $3,692,394  $3,105,747  $1,270,602
  Ratio of net expenses to average
     net assets2<F3>                              1.00%       0.99%       0.92%
  Ratio of net investment income to
     average net assets2<F3>                      1.21%       0.97%       1.85%
  Portfolio turnover rate                        70.66%      73.27%      31.21%




1<F2> Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
2<F3> Without voluntary expense reimbursements and waivers of $129,137, $127,451 and $113,568, the ratio of expenses to average net assets would have been 5.26%, 7.06% and 26.06%, and the ratio of net investment income to average net assets would have been (3.05)%, (5.10)% and (23.29)%, respectively, for the years ended April 30, 1999, April 30, 1998 and April 30, 1997.





                      See Notes to the Financial Statements

--------------------------------------------------------------------------------

================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================

SCHEDULE OF INVESTMENTS - April 30, 1999

--------------------------------------------------------------------------------

   Shares                                                                Value
             ------------------------------------------------
             COMMON STOCKS - 94.2%
             ------------------------------------------------
             AUTOS & TRANSPORTATION - 4.7%
      890    AMR Corporation                                          $ 62,133
      723    Canadian National Railway Company                          45,639
      310    FDX Corporation *<F4>                                      34,894
      545    Kansas City Southern Industries, Inc.                      32,462
                                                             ------------------
                                                                       175,128
                                                             ------------------

             BANKING/SAVINGS & LOANS - 12.4%
    1,200    BankBoston Corporation                                     58,800
    1,701    Bank One Corporation                                      100,359
    7,000    Colonial BancGroup, Inc.                                   86,625
    8,020    Sovereign Bancorp, Inc.                                   109,273
    4,720    Washington Federal, Inc.                                  104,461
                                                             ------------------
                                                                       459,518
                                                             ------------------

             BROADCAST SERVICES & PROGRAMMING - 1.9%
    2,000    King World Productions, Inc.*<F4>                          70,500
                                                             ------------------

             BUSINESS SERVICES - 3.3%
   10,500    Modis Professional Services, Inc.*<F4>                    121,406
                                                             ------------------

             CONSUMER DISCRETIONARY - 6.1%
    4,605    American Greetings Corporation - Class A                  120,593
    2,400    St. John Knits, Inc.                                       65,250
      900    The Limited, Inc.                                          39,375
                                                             ------------------
                                                                       225,218
                                                             ------------------

             ELECTRONIC EQUIPMENT - 6.3%
    2,900    Avnet, Inc.                                               123,069
    4,466    CommScope, Inc. *<F4>                                     108,859
                                                             ------------------
                                                                       231,928
                                                             ------------------

             ENGINES - 1.2%
      800    Cummins Engine Company, Inc.                               42,800
                                                             ------------------

             FINANCIAL SERVICES - 6.0%
    2,250    The PMI Group, Inc.                                       125,578
    4,200    United Asset Management Corporation                        94,763
                                                             ------------------
                                                                       220,341
                                                             ------------------

             FOOD & BEVERAGES - 4.6%
    4,800    Interstate Bakeries Corporation                           106,800
    2,300    Wendy's International, Inc.                                62,244
                                                             ------------------
                                                                       169,044
                                                             ------------------

             HEALTHCARE - 5.3%
    5,788    Foundation Health Corporation *<F4>                        79,947
    3,300    Mallinckrodt, Inc.                                        115,706
                                                             ------------------
                                                                       195,653
                                                             ------------------

             INTEGRATED OILS - 7.3%
    2,970    Occidental Petroleum Corporation                           59,957
    4,570    Ultramar Diamond Shamrock Corporation                     105,396
    2,500    Unocal Corporation                                        103,906
                                                             ------------------
                                                                       269,259
                                                             ------------------

                      See Notes to the Financial Statements
--------------------------------------------------------------------------------

================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================

SCHEDULE OF INVESTMENTS - April 30, 1999 (continued)

--------------------------------------------------------------------------------

   Shares                                                                Value

             LEISURE & ENTERTAINMENT - 7.6%
    4,500    Brunswick Corporation                                   $ 108,000
    1,800    Hasbro, Inc.                                               61,425
    4,300    Mattel, Inc.                                              111,307
                                                             ------------------
                                                                       280,732
                                                             ------------------

             MATERIALS & PROCESSING - 3.9%
    1,850    Fluor Corporation                                          61,743
    2,250    Nalco Chemical Company                                     82,266
                                                             ------------------
                                                                       144,009
                                                             ------------------

             PRINTING - 4.8%
    6,200    Bowne & Co., Inc.                                         116,250
    3,600    John H. Harland Company                                    59,625
                                                             ------------------
                                                                       175,875
                                                             ------------------

             REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.0%
    4,500    Arden Realty, Inc.                                        112,500
                                                             ------------------

             RETAIL - 5.9%
    7,700    Borders Group, Inc.*<F4>                                  111,169
    7,200    KMart Corporation *<F4>                                   107,192
                                                             ------------------
                                                                       218,361
                                                             ------------------

             SECURITY SERVICES - 1.4%
    2,000    Pittston Brink's Group                                     52,750
                                                             ------------------

             SOFTWARE - 4.7%
    6,200    Sterling Software, Inc.*<F4>                              128,262
    2,300    Symantec Corporation*<F4>                                  45,788
                                                             ------------------
                                                                       174,050
                                                             ------------------

             TECHNOLOGY - 1.1%
      265    Adobe Systems, Inc.                                        16,794
    1,005    Novell, Inc. *<F4>                                         22,361
                                                             ------------------
                                                                        39,155
                                                             ------------------

             UTILITIES - 2.7%
    3,510    Interstate Energy Corp.                                   101,132
                                                             ------------------

             TOTAL COMMON STOCKS (Cost of $3,273,624)                3,479,359

Principal
   Amount
             ------------------------------------------------
             SHORT-TERM INVESTMENTS - 7.4%
             ------------------------------------------------
             VARIABLE RATE DEMAND NOTES - 7.4%
 $125,309    General Mills, Inc., 4.51%                                125,309
  147,003    Wisconsin Corporate Central Credit Union, 4.57%           147,003
                                                             ------------------
                                                                       272,312
                                                             ------------------

             TOTAL SHORT-TERM INVESTMENTS (Cost of $272,312)           272,312
                                                             ------------------

             TOTAL INVESTMENTS - 101.6% (Cost of $3,545,936)         3,751,671

             Liabilities, less Other Assets - (1.6)%                   (59,277)
                                                             ------------------

             TOTAL NET ASSETS - 100.0%                              $3,692,394
                                                             ==================

             *<F4>  Non-income producing security.

                      See Notes to the Financial Statements
--------------------------------------------------------------------------------

================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================

NOTES TO THE FINANCIAL STATEMENTS

================================================================================

1).  ORGANIZATION
              The Kenwood Growth & Income Fund (the "Fund") is a mutual fund created by The Kenwood Funds (the "Trust") which was organized as a business trust under the laws of Delaware on January 9, 1996. The Fund is the sole series issued by the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund commenced operations on May 1, 1996. The objective of the Fund is capital appreciation and current income.

2).  SIGNIFICANT ACCOUNTING POLICIES
              The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation - Securities which are traded on a securities exchange (including options on indexes so traded) or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Debt securities maturing in 60 days or less are normally valued at amortized cost. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value, may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by the Board of Trustees.

b). Federal Income Taxes - No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c). Expenses - The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder service fees.

d). Distributions to Shareholders - Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f). Other - Investment and shareholder transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3).  CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:
                                           Year                  Year
                                          ended                 ended
                                      April 30, 1999        April 30, 1998
                                     -----------------     -----------------
     Shares sold                               78,586               104,639
     Shares issued to owners in
        reinvestment of dividends              17,797                13,387
                                     -----------------     -----------------
                                               96,383               118,026

     Shares redeemed                          (23,486)              (12,443)
                                     -----------------     -----------------
        Net increase                           72,897               105,583
                                     =================     =================

================================================================================
THE KENWOOD GROWTH & INCOME FUND
================================================================================

NOTES TO THE FINANCIAL STATEMENTS - cont'd.

================================================================================

4).  INVESTMENT TRANSACTIONS
              The  aggregate  purchases  and  sales  of  securities,   excluding
short-term investments, for the Fund for the year ended April 30, 1999, were as follows:

                                     Purchases          Sales
                                  ------------------------------
    U. S. Government                     --               --
    Other                           $2,565,364        $1,978,847

              At April 30, 1999, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

    Appreciation                       $488,585
    (Depreciation)                     (303,603)
                                       ---------
    Net unrealized appreciation
      on investments                   $184,982
                                       =========
              At April 30, 1999, the cost of investments for federal income tax purposes was $3,566,689.

              Kenwood has elected to treat $33,801 of net capital losses incurred in the six month period ended April 30, 1999 as having been incurred in the following fiscal year.

5).  INVESTMENT ADVISORY AND OTHER AGREEMENTS
              The Trust has entered into an investment advisory agreement with The Kenwood Group, Inc. (the "Adviser"). Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.75% on the first $500 million of average net assets, 0.70% on the next $500 million of average daily net assets, and 0.65% on the average daily net assets over $1 billion. The Adviser has voluntarily waived and reimbursed certain expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceeded the annual rate of 1.00% of the average net assets of the Fund, computed on a daily basis. The total amount of fees waived and reimbursed by the Adviser for the year ended April 30, 1999 was $129,137.

              The Trust has entered into a distribution agreement with Unified Financial Services, Inc. (the "Distributor"). Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to pay distribution fees and to cover certain expenses incurred in connection with the distribution of the Fund's shares. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of the Rule.

6).  RELATED PARTIES
              Officers and Trustees of the Trust held 58,348 shares or 20.0% of the outstanding shares of the Fund as of April 30, 1999.

THE KENWOOD GROWTH & INCOME FUND

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of The Kenwood Funds - The Kenwood Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of The Kenwood Funds - The Kenwood Growth & Income Fund (the "Fund"), at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
May 17, 1999